SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                               ------------------


                        Date of Report: February 16, 2005


                          ActiveCore Technologies, Inc.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


          Nevada                  000-30397               65-6998896
          ------                  ---------               ----------
(State or other jurisdiction     (Commission             (IRS Employer
     of incorporation)           File Number)          Identification No.)


                        156 Front Street West, Suite 210
                            Toronto, Ontario, M5J 2L6
                            -------------------------
                    (Address of principal executive offices)

                                 (416)-252-6200
                                 --------------
                (Registrant's Executive Office Telephone Number)



Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

Section 8 - Other Events

On February 16, 2005 the company issued a press release with regard to an agreement between InfoCanada (a division of InfoUSA) for use of certain systems owned by ActiveCore for use by InfoCanada's client base.

ITEM 7.  EXHIBITS

Exhibit Number      Description
----------------  --------------------------------------------------------------
10.1                Copy of Press Release

10.2                Copy of agreement with INFOCanada



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   February 16, 2005                  IVP TECHNOLOGY CORPORATION


                                            By:      /s/ Peter J. Hamilton
                                                     ---------------------
                                            Name:    Peter J. Hamilton
                                            Its:     President and CEO


                                       2